SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): March 6, 2003


                            HUB INTERNATIONAL LIMITED
                 ---------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     ONTARIO
                 (State or Other Jurisdiction of Incorporation)


             1-31310                                   36-4412416
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     (Commission File Number)              (I.R.S. Employer Identification No.)

                  55 EAST JACKSON BOULEVARD, CHICAGO, IL    60604
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             (Address of Principal Executive Offices)    (Zip Code)

                                 (877) 402-6601
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              (Registrant's Telephone Number, Including Area Code)


                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure

     The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

     Hub International Limited issued a press release on March 6, 2003, the full text of which is attached as Exhibit 99.1 and is incorporated by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     HUB INTERNATIONAL LIMITED
                                                  (Registrant)


Date:  March 6, 2003                 By:     /s/ W. Kirk James
                                         ---------------------------------------
                                          Name:   W. Kirk James
                                          Title:  Vice President, Secretary and
                                                  General Counsel

                                  Exhibit Index


Exhibit No.                             Description

99.1                                    Presss release dated March 6, 2003